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                                                                  Exhibit (J)(1)

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm on the cover page of the Statement of Additional Information and under the captions "Independent Auditors" and "Financial Statements" in this Registration Statement (Form N-1A 33-35883) of Goldman Sachs Variable Insurance Trust.

                                                    ERNST & YOUNG LLP

New York, New York
April 12, 2001